INCOME TAXES	12 Months Ended
Dec. 31, 2024
Income Tax Disclosure [Abstract]
INCOME TAXES	INCOME TAXES
Income before income taxes consisted of the following (in millions):

Year Ended December 31,	2024	2023	2022
United States	$3,757	$2,766	$3,452
International	9,329	10,186	8,234
Total	$13,086	$12,952	$11,686
Income taxes consisted of the following (in millions):

	United States	State and Local	International	Total
2024
Current	$324	$143	$1,981	$2,448
Deferred	(254)	(134)	377	(11)
2023
Current	$83	$129	$2,039	$2,251
Deferred	(135)	(78)	211	(2)
2022
Current	$468	$118	$1,651	$2,237
Deferred	(121)	(4)	3	(122)
We made income tax payments of $3,262 million, $2,580 million and $2,403 million in 2024, 2023 and 2022, respectively, which included $964 million, $723 million and $385 million, respectively, of the one-time transition tax required by the Tax Reform Act. The 2024 amount does not include $6.0 billion paid in relation to invoices the IRS issued for the 2007 through 2009 tax years resulting from the Tax Court’s decision. Refer to Note 12.
In 2024, the Company invested $226 million in limited partnerships that receive tax credits and other tax benefits by constructing, owning and operating alternative energy generation facilities. During 2024, the Company received tax credits and other income tax benefits of $323 million and recognized amortization expense of $308 million related to these investments. The amount of non-income tax-related activity and other returns related to these investments was not material during 2024. As of December 31, 2024, the carrying value of these investments was $41 million. The Company expects to fulfill $123 million of unfunded commitments related to these investments in the first quarter of 2025.
Our effective tax rate reflects the tax benefits of having significant operations outside the United States, which are generally taxed at rates lower than the statutory U.S. federal tax rate. As a result of employment actions and capital investments made by the Company, certain tax jurisdictions provide income tax incentive grants, including Brazil, Costa Rica, Singapore and Eswatini. The terms of these grants expire from 2025 to 2036. We anticipate that we will be able to extend or renew the grants in these locations. The decision of whether we decide to pursue the renewal of these grants and the impact of the grants going forward is dependent on various factors. Tax incentive grants favorably impacted our income tax expense by $346 million, $332 million and $406 million for the years ended December 31, 2024, 2023 and 2022, respectively. In addition, our effective tax rate reflects the benefits of having significant earnings generated in investments accounted for under the equity method.
A reconciliation of the statutory U.S. federal tax rate and our effective tax rate is as follows:

Year Ended December 31,	2024		2023		2022
Statutory U.S. federal tax rate	21.0%		21.0%		21.0%
State and local income taxes — net of federal benefit	1.1		1.1		1.4
Earnings in jurisdictions taxed at rates different from the statutory U.S. federal tax rate	1.0	[1]	(0.3)		(0.6)
Equity income or loss	(2.6)		(2.1)		(2.7)
Excess tax benefits on stock-based compensation	(0.5)		(0.3)		(0.7)
Other — net	(1.4)		(2.0)	[2]	(0.3)
Effective tax rate	18.6%		17.4%		18.1%
[1]Includes net tax expense of $161 million (or a 1.2% impact on our effective tax rate) related to agreed-upon tax issues with certain foreign jurisdictions.
[2]Includes a net tax benefit of $118 million (or a 0.9% impact on our effective tax rate) related to domestic provision to return adjustments, as well as for various discrete tax items. Also includes a tax benefit of $88 million (or a 0.7% impact on our effective tax rate) associated with the change in the Company’s indefinite reinvestment assertion for our Philippines and Bangladesh bottling operations.
As of December 31, 2024, we have not recorded incremental income taxes for additional outside basis differences of $9.3 billion in our investments in foreign subsidiaries, as these amounts continue to be indefinitely reinvested in foreign operations. Determining the amount of unrecognized deferred tax liability related to any additional outside basis differences in these entities is not practicable.
The Global Intangible Low-Taxed Income (“GILTI”) provisions of the Tax Reform Act require the Company to include in its U.S. income tax return each foreign subsidiary’s earnings in excess of an allowable return on the foreign subsidiary’s tangible assets. An accounting policy election is available to either account for the tax effects of GILTI in the period that is subject to such taxes or to provide deferred taxes for book and tax basis differences that upon reversal may be subject to such taxes. We have elected to account for the tax effects of these provisions in the period that is subject to such tax and the impact is reflected in our full year provision.
The Company and its subsidiaries file income tax returns in all applicable jurisdictions, including the U.S. federal jurisdiction, U.S. state jurisdictions and foreign jurisdictions. U.S. tax authorities have completed their federal income tax examinations for all years prior to 2007. With respect to U.S. state jurisdictions and foreign jurisdictions, with limited exceptions, the Company and its subsidiaries are no longer subject to income tax audits for years prior to 2007. For U.S. federal and state tax purposes, the net operating losses and tax credit carryovers that were acquired in connection with our acquisition of Coca‑Cola Enterprises Inc.’s former North America business and that were generated from 1990 through 2010 are subject to adjustments until the year in which they are utilized is no longer subject to examination. Although the outcome of tax audits is always uncertain, the Company believes that adequate amounts of tax, including interest and penalties, have been provided for in accordance with the applicable accounting guidance.
On November 18, 2020, the Tax Court issued the Opinion regarding the Company’s 2015 litigation with the IRS involving transfer pricing tax adjustments in which it predominantly sided with the IRS. On November 8, 2023, the Tax Court issued a supplemental opinion, siding with the IRS in concluding both that the blocked-income regulations apply to the Company’s operations and that the Tax Court opinion in 3M Co. & Subs. v. Commissioner (February 9, 2023) controlled as to the validity of those regulations. On August 2, 2024, the Tax Court entered a decision reflecting additional federal income tax of $2.7 billion for the 2007 through 2009 tax years. With applicable interest, the total liability for the 2007 through 2009 tax years resulting from the Tax Court’s decision is $6.0 billion. On October 22, 2024, the Company appealed the Tax Court’s decision to the U.S. Court of Appeals for the Eleventh Circuit. The Company strongly disagrees with the Opinions and intends to vigorously defend its positions. Refer to Note 12.
As of December 31, 2024, the gross amount of unrecognized tax benefits was $880 million. If the Company were to prevail on all uncertain tax positions, the net effect would be a benefit of $607 million, exclusive of any benefits related to interest and penalties. The remaining $273 million primarily represents tax benefits that would be received in different tax jurisdictions in the event the Company did not prevail on all uncertain tax positions.
A reconciliation of the changes in the gross amount of unrecognized tax benefits is as follows (in millions):

Year Ended December 31,	2024	2023	2022
Balance of unrecognized tax benefits at beginning of year	$929	$926	$906
Increase related to prior period tax positions	33	2	6
Decrease related to prior period tax positions	(52)	(25)	—
Increase related to current period tax positions	30	32	38
Decrease related to settlements with taxing authorities	(57)	—	(2)
Decrease due to lapse of the applicable statute of limitations	—	(2)	—
Effect of foreign currency translation	(3)	(4)	(22)
Balance of unrecognized tax benefits at end of year	$880	$929	$926
The Company recognizes interest and penalties related to unrecognized tax benefits in the line item income taxes in our consolidated statement of income. The Company had $631 million, $544 million and $496 million in interest and penalties related to unrecognized tax benefits accrued as of December 31, 2024, 2023 and 2022, respectively. Of these amounts, expense of $87 million, $48 million and $43 million was recognized in 2024, 2023 and 2022, respectively. If the Company were to prevail on all uncertain tax positions, the reversal of this accrual would be a benefit to the Company’s effective tax rate.
It is expected that the amount of unrecognized tax benefits will change in the next 12 months; however, we do not expect any changes will have a significant impact on our consolidated statement of income or consolidated balance sheet. These changes may be the result of settlements of ongoing audits, statutes of limitations expiring or final settlements in transfer pricing matters that are the subject of litigation. Currently, an estimate of the range of the reasonably possible outcomes cannot be made.
The tax effects of temporary differences and carryforwards that give rise to deferred tax assets and liabilities consisted of the following (in millions):

December 31,	2024		2023
Deferred tax assets:
Property, plant and equipment	$23		$25
Goodwill and intangible assets	1,133		1,414
Equity method investments (including net foreign currency translation adjustments)	503		239
Derivative financial instruments	332		156
Other liabilities	2,650		1,709
Benefit plans	483		554
Net operating loss, and other carryforwards	874		357
Other	325		361
Gross deferred tax assets	6,323		4,815
Valuation allowances	(485)		(396)
Total deferred tax assets	$5,838		$4,419
Deferred tax liabilities:
Property, plant and equipment	$(777)		$(748)
Goodwill and intangible assets	(1,750)		(1,917)
Equity method investments (including net foreign currency translation adjustments)	(1,649)		(1,633)
Derivative financial instruments	(877)		(282)
Other liabilities	(443)		(330)
Benefit plans	(441)		(428)
Other	(1,051)	[1]	(159)
Total deferred tax liabilities	$(6,988)		$(5,497)
Net deferred tax assets (liabilities)	$(1,150)		$(1,078)
[1]Includes deferred tax associated with timing differences related to the IRS Tax Litigation Deposit. Refer to Note 12.
As of December 31, 2024, we had $1,583 million of loss carryforwards available to reduce future taxable income. Loss carryforwards of $327 million must be utilized within the next five years, and the remainder can be utilized over a period greater than five years. In addition, we had $2,253 million of Internal Revenue Code 163(j) interest carryforwards, which will carryforward indefinitely. As of December 31, 2024, we also had foreign tax credit carryforwards of $99 million, which must be utilized within the next ten years.
An analysis of our deferred tax asset valuation allowances is as follows (in millions):

Year Ended December 31,	2024	2023	2022
Balance at beginning of year	$396	$424	$401
Additions	141	28	47
Deductions	(52)	(56)	(24)
Balance at end of year	$485	$396	$424
The Company’s deferred tax asset valuation allowances are primarily the result of uncertainties regarding the future realization of recorded tax benefits on tax loss carryforwards and foreign tax credit carryforwards from operations in various jurisdictions and basis differences in certain equity investments. Current evidence does not suggest that we will realize sufficient taxable income of the appropriate character within the carryforward period to allow us to realize these deferred tax benefits. If we were to identify and implement tax planning strategies to recover these deferred tax assets or generate sufficient income of the appropriate character in these jurisdictions in the future, it could lead to the reversal of these valuation allowances and a reduction of income tax expense. The Company believes that it will generate sufficient future taxable income to realize the tax benefits related to the remaining net deferred tax assets in our consolidated balance sheet.
In 2024, the Company recognized a net increase of $89 million in its valuation allowances, primarily due to significant negative evidence on the utilization of excess foreign tax credits. The increase was partially offset by decreases in the deferred tax assets and related valuation allowances on a certain equity method investment and the changes in net operating losses in the normal course of business.
In 2023, the Company recognized a net decrease of $28 million in its valuation allowances, primarily due to net decreases in the deferred tax assets and related valuation allowances on a certain equity method investment, certain excess foreign tax credit carryforwards and the changes in net operating losses in the normal course of business.
In 2022, the Company recognized a net increase of $23 million in its valuation allowances. The increase was primarily due to significant negative evidence on the utilization of excess foreign tax credits generated in the current year. The increase was also due to net increases in the deferred tax assets and related valuation allowances on certain equity method investments and the changes in net operating losses in the normal course of business.